UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 12, 2022

MERIDIAN BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Ohio	0-14902	31-0888197
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3471 River Hills Dr Cincinnati, Ohio 45244

(Address of principal executive offices including zip code)

(513) 271-3700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	VIVO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on July 7, 2022, Meridian Bioscience, Inc., an Ohio corporation (“Meridian”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with SD Biosensor, Inc., a corporation with limited liability organized under the laws of the Republic of Korea (“SDB”), Columbus Holding Company, a Delaware corporation (“Parent”), and Madeira Acquisition Corp., an Ohio corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”, and together with SDB and Parent, the “Parent Parties,” and each individually a “Parent Party”). The Merger Agreement provides, among other things, that, upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the Ohio General Corporation Law, Merger Sub will merge with and into Meridian (the “Merger”), with Meridian surviving the Merger as a direct wholly owned subsidiary of Parent.

While the Merger Agreement provides for termination rights for either Meridian or Parent if the Merger has not been consummated by 11:59 p.m. Eastern Time on January 6, 2023 (unless certain required regulatory approvals have not been obtained), the board of directors of Meridian has determined that it is in the best interest of Meridian’s shareholders to provide the Parent Parties additional time to consummate the Merger in order to finalize the financing (which is not a condition to the consummation of the Merger). Accordingly, Meridian and the Parent Parties, on December 9, 2022, entered into a letter agreement (the “Letter Agreement”), attached hereto as Exhibit 2.1, modifying the Merger Agreement, such that all of the conditions to the Parent Parties’ obligation to complete the Merger have been satisfied (and are deemed to remain satisfied through the completion of the Merger), provided that the Company is required to comply with certain covenants in the Merger Agreement through the completion of the Merger. Meridian and the Parent Parties also agreed to consummate the Merger on January 31, 2023, and to waive their right to terminate the Merger Agreement if the Merger has not been consummated by 11:59 p.m. Eastern Time on January 6, 2023.

The foregoing description of the Letter Agreement and the amendments contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Letter Agreement, a copy of which is attached hereto as Exhibit 2.1, and is incorporated herein by reference.

Item 8.01	Other Events

On December 12, 2022, Meridian issued a press release (a copy of which is furnished herewith as Exhibit 99.1 and is incorporated by reference herein) in connection with the Letter Agreement, announcing that the consummation of the Merger is expected to take place on January 31, 2023.

FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words like “may,” “will,” “likely,” “should,” “expect,” “anticipate,” “future,” “plan,” “believe,” “intend,” “goal,” “seek,” “estimate,” “project,” “continue,” and variations of such words and similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) the anticipated date for completion of the Merger; (2) the risk that any announcements relating to the proposed Merger, including the expected consummation, could have adverse effects on the market price of Meridian’s common stock; (3) economic or other conditions in the markets in which Meridian operates, including as a result of the COVID-19 pandemic or the Russia-Ukraine conflict; (4) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or the Letter Agreement; (5) the risk that Company may not be able to comply with its ongoing covenants set forth in the Merger Agreement in a timely manner or at all; (6) risks related to distraction of Meridian’s management time from ongoing business operations due to the proposed Merger; (7) the risk of any unexpected costs or expenses resulting from the proposed Merger, the delay thereof or disputes relating thereto; (8) the risk that the outcome of any legal proceedings related to the proposed Merger could be material to Meridian or detrimental to the proposed Merger; (9) the risk that Meridian may be adversely affected by other economic, business, or competitive factors; and (10) the effect of the announcement of the proposed Merger on the ability of Meridian to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom Meridian does business, or on the Meridian’s operating results and business generally. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by these forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.

Additional factors that may affect the future results of Meridian are set forth in its filings with the SEC, including Meridian’s most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on Meridian’s website at www.investor.meridianbioscience.com and the SEC’s website at www.sec.gov, specifically under the heading “Risk Factors.” The risks and uncertainties described above are not exclusive and further information concerning Meridian and its businesses, including factors that potentially could materially affect its businesses, financial condition or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements. The forward-looking statements in this communication speak only as of the date hereof. Except as required by law, Meridian assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Description

2.1	Letter Agreement, dated December 9, 2022, by and among Meridian Bioscience, Inc, SD Biosensor, Inc., Columbus Holding Company, and Madeira Acquisition Corp.

99.1	Press Release, dated December 12, 2022, issued by Meridian Bioscience, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2022

MERIDIAN BIOSCIENCE, INC.

By:	/s/ Jack Kenny
Jack Kenny Chief Executive Officer